UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2015

SPIRE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12742	04-2457335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park, Bedford, Massachusetts	01730-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 275-6000

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Secured Promissory Note

On June 22, 2015, Spire Corporation (the “Company”) issued a secured promissory note to Roger G. Little, Chairman of the Company’s Board of Directors, pursuant to which the Company is obligated to pay Mr. Little an aggregate principal amount of $250,000 (the “Note”). The Company will use proceeds from the Note to fund certain ordinary course operating expenses and other ordinary course obligations.

The Note is due and payable on the earlier of 1) the Company's receipt of a down payment from a specific customer, or 2) within five (5) business days of its closing a financial debt transaction. The term of the of Note shall not extend beyond September 30, 2015 (the “Maturity Date”). The Note is non-interest bearing, except in the event of default, when the outstanding principal balance of the Note would then bear interest at a rate of 12% per annum. Events of default under the Note include (i) the Company’s failure to pay the amounts thereunder when due, subject to a grace period as specified in the Note; (ii) a default by the Company pursuant to the terms of the Security Agreement (as defined below); or (iii) certain events of bankruptcy of the Company.

The Company also agreed to pay Mr. Little a loan fee of $25,000 no later than the Maturity Date. The Note and the loan fee may be prepaid, in whole or in part, at any time by the Company without penalty.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Agreement

On June 22, 2015, the Company entered into a security agreement (the “Security Agreement”) with Mr. Little, pursuant to which it granted Mr. Little a security interest in certain of its collateral as security for the Company’s obligations under the Note.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Security Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description

10.1    Secured Promissory Note issued to Roger G. Little, dated June 22, 2015.

10.2    Security Agreement, dated June 22, 2015, by and between Spire Corporation and Roger G. Little.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE CORPORATION

Date: June 25, 2015	By:	/s/ Rodger W. LaFavre
Rodger W. LaFavre
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Secured Promissory Note issued to Roger G. Little, dated June 22, 2015.
10.2	Security Agreement, dated June 22, 2015, by and between Spire Corporation and Roger G. Little.